EXECUTION

AMENDMENT NO. 6 TO
CREDIT AGREEMENT
This Amendment No. 6 to Credit Agreement (this “Agreement”) dated as of February 12, 2015 is among Mid-Con Energy Properties, LLC, a Delaware limited liability company (the “Borrower”), the Guarantor (as defined below), the Lenders party to the Credit Agreement referred to below (the “Lenders” and individually, a “Lender”), Royal Bank of Canada, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as the LC Issuer.
RECITALS
A.    The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of December 20, 2011, as amended by that certain Agreement and Amendment No. 1 to Credit Agreement dated as of April 23, 2012, as amended by that certain Agreement and Amendment No. 2 to Credit Agreement dated as of November 26, 2012, as amended by that certain Agreement and Amendment No. 3 to Credit Agreement dated as of November 5, 2013, as amended by that certain Amendment No. 4 to Credit Agreement dated as of April 11, 2014 and as amended by that certain Agreement and Amendment No. 5 to Credit Agreement dated as of November 17, 2014 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”).
B.    In connection with such Credit Agreement, Mid-Con Energy Partners, LP, a Delaware limited partnership and owner of 100% of the membership interest in Borrower, executed and delivered that certain Guaranty dated as of December 20, 2011 (as the same may be amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty) pursuant to which it became a Guarantor.
C.    The Borrower has also requested that the Lenders amend the Credit Agreement to make certain changes to the Credit Agreement and subject to the terms and conditions of this Agreement, the Required Lenders are willing to do so.
THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

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Section 1.03    Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
AMENDMENTS
Section 2.01    Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follow:
(a)The following definitions found in Section 1.1 (Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:
“Agreement” means this Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6.
(b)The following new definitions are added to Section 1.1 (Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
“Amendment No. 6” means that certain Amendment No. 6 to Credit Agreement dated as of February 12, 2015, among the Borrower, the Guarantor, Royal Bank of Canada, as Administrative Agent, a Lender and as LC Issuer and the Required Lenders.
“Hedge Monetization Transaction” means the series of transactions occurring in the first Fiscal Quarter of 2015 whereby Borrower restructured existing Hedging Contracts to which it is a party to hedge additional future oil and gas production for the period through the fourth Fiscal Quarter of 2016.
“Loan Documents” means this Agreement, the Notes, the Security Documents, Letters of Credit, LC Applications, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and all other agreements, certificates, documents, instruments and writings at any time

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delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Borrower or its Affiliates, properties, business or prospects or specify fees to be paid).
(c)    Section 7.13 of the Credit Agreement (Leverage Ratio) is amended in its entirety to read as follows:
“Section 7.13 Leverage Ratio. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2011, the ratio of the MLP’s Consolidated Funded Indebtedness to the MLP’s Consolidated EBITDAX will not exceed 4.0 to 1.0.
For the purposes of calculating Consolidated EBITDAX for any period of four consecutive Fiscal Quarters (each, a “Reference Period”) pursuant to any determination of the financial ratio contained in this section:
(a) all calculations of Consolidated EBITDAX shall be in all respects acceptable to and approved by the Administrative Agent and, if during such Reference Period, the MLP or any Consolidated Subsidiary shall have made a Material Disposition (excluding the Hedge Monetization Transaction) or Material Acquisition, the Consolidated EBITDAX for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Reference Period. “Material Acquisition” means any acquisition of Oil and Gas Property or series of related acquisitions of Oil and Gas Properties that involves the payment of consideration by the MLP and the Consolidated Subsidiaries in excess of 1. $5,000,000 in the aggregate during a Fiscal Quarter or 2. $3,000,000 for any single acquisition or series of related acquisitions of Oil and Gas Properties; and “Material Disposition” means any disposition of Oil and Gas Property or series of related dispositions of Oil and Gas Properties that yields gross proceeds to the MLP or any of the Consolidated Subsidiaries in excess of (A) $5,000,000 in the aggregate during a Fiscal Quarter or (B) $3,000,000 for any single disposition or series of related dispositions of Oil and Gas Properties; and
(b)notwithstanding Section 1.5 hereof or any GAAP treatment to the contrary, the $13,882,000 gain on the Hedge Monetization Transaction occurring in the first Fiscal Quarter of 2015 shall not be treated as “recognized” or “realized” earnings in such quarter for purposes of calculating Consolidated EBITDAX but shall be excluded from earnings in such Fiscal Quarter and such gain shall be treated as earnings “recognized” or “realized” in the amounts and for the future Fiscal Quarters specified below; provided however such amounts shall only be treated as earnings “recognized” or “realized” in such future Fiscal Quarters to the extent such amounts have not previously been reflected on the Borrower’s cash flow statement and were not previously included in Borrower’s Consolidated EBITDA:

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Fiscal Quarter Ending	Amount of Gain Recognized/Realized
December 31 2015	$5,005,000
March 31, 2016	$3,297,000
June 30, 2016	$2,474,000
September 30, 2016	$3,106,000
TOTAL:	$13,882,000
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (b) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Loan Documents.
Section 3.02    Guarantor’s Representations and Warranties. Guarantor represents and warrants that: (a) the representations and warranties of Guarantor contained in the Guaranty and the representations and warranties contained in the other Loan Documents to which Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; and (c) the Liens under the Security Documents to which Guarantor is a party are valid and subsisting and secure Guarantor’s obligations under the Loan Documents.
ARTICLE IV
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date"):
Section 4.01    Documents. The Administrative Agent shall have received this Agreement duly and validly executed and delivered by the Borrower, the Guarantor, the Administrative Agent and the Required Lenders.
Section 4.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.

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Section 4.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment prior to the Effective Date.
ARTICLE V
MISCELLANEOUS
Section 5.01    Effect on Loan Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantor, Administrative Agent, the LC Issuer and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Loan Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Loan Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.
(c)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 5.02    Reaffirmation of the Guaranty. Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which Guarantor is a party).
Section 5.03    Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Agreement may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually‑signed originals and shall be binding on all

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Restricted Persons and Lender Parties. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually‑signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
Section 5.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 5.05    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 5.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of New York and the laws of the United States, without regard to principles of conflicts of laws.
Section 5.07    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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Amendment No. 6
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Credit Agreement

EXECUTED to be effective as of the date first above written.
BORROWER:

MID-CON ENERGY PROPERTIES, LLC, a
Delaware limited liability company

By:    Mid-Con Energy Partners, LP, a
Delaware limited partnership, its
Sole Member

By:    Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

By: /s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
Chief Executive Officer

GUARANTOR:

MID-CON ENERGY PARTNERS, LP, a
Delaware limited partnership

By:    Mid-Con Energy GP, LLC, a
Delaware limited liability company,
Its General Partner

By: /s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead
Chief Executive Officer

Signature Page 1
Amendment No. 6
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Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

Signature Page 2
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LENDERS:

ROYAL BANK OF CANADA
as a Lender and as LC Issuer

By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page 3
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WELS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Muhammad Dhamani
Name: Muhammad Dhamani
Title: Vice President

Signature Page 4
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COMERICA BANK
as a Lender

By: /s/ Brandon M. White
Name:    Brandon M. White
Title: Vice President

Signature Page 5
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THE BANK OF NOVA SCOTIA
as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page 6
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MUFG UNION BANK, N.A.
as a Lender

By: /s/ Haylee Dallas
Name: Haylee Dallas
Title: Vice President

Signature Page 7
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FROST BANK
as a Lender

By: /s/ Alex Zemkoski
Name: Alex Zemkoski
Title: Senior Vice President

Signature Page 8
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